Statement of Cash Flows	9 Months Ended
Dec. 31, 2015 USD ($)
OPERATING ACTIVITIES
Net Loss	$ (30,308)
Adjustments to reconcile Net Income to net cash provided by (used for) operations:
Related party advances	25,694
Stock-based compensation	4,000
Prepaid expenses	(3,516)
Accounts payable	$ 4,130
Net cash used in Operating Activities
Net cash increase for period
Cash, at beginning of period
Cash, at end of period
Supplemental cash flow information:
Cash paid of interest
Cash paid for income taxes